EXHIBIT A
                             (AS OF JULY 20, 2018)



                           FUNDS                                EFFECTIVE DATE
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First Trust Dow Jones Select MicroCap Index(SM) Fund          September 24, 2005
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First Trust Morningstar(R) Dividend Leaders(SM) Index Fund      March 15, 2006
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First Trust NASDAQ-100 Equal Weighted Index(SM) Fund            April 25, 2006
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First Trust NASDAQ-100-Technology Sector Index(SM) Fund         April 25, 2006
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First Trust US Equity Opportunities ETF (was US IPO Fund)       April 13, 2006
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First Trust NYSE Arca Biotechnology Index Fund                  June 23, 2006
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First Trust Dow Jones Internet Index(SM) Fund                   June 23, 2006
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First Trust Capital Strength ETF                                July 11, 2006
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First Trust Total US Market AlphaDEX ETF                       October 13, 2006
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First Trust Value Line(R) Dividend Index Fund                  October 13, 2006
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First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund    February 14, 2007
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First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund   February 14, 2007
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First Trust S&P REIT Index Fund                                  May 4, 2007
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First Trust Natural Gas ETF                                      May 7, 2007
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First Trust Water ETF                                            May 7, 2007
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First Trust Chindia ETF                                          May 7, 2007
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First Trust Value Line(R) 100 Exchange-Traded Fund              March 21, 2007
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First Trust NASDAQ ABA Community Bank Index Fund                 June 1, 2009
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First Trust Dorsey Wright People's Portfolio ETF (was VIXH)     August 1, 2012
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First Trust Dow 30 Equal Weight ETF                             July 20, 2017
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First Trust Lunt U.S. Factor Rotation ETF                       July 20, 2018
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